Schedule to Exhibit 10.24

Stock Options Amendment Agreement

The following executive officers named in this Annual Report on Form 10-K for the year ended December 31, 2007 were parties to a Stock Options Amendment Agreement with TurboChef Technologies, Inc., the form of which was filed with the SEC and is listed as Exhibit 10.24 to this Report:

Officer	Date of Grant	Amended Exercise Price	# of Options

J. Miguel Fernandez	4/19/04	$14.58	33,333
de Castro	5/3/05	$11.95	15,000

Paul P. Lehr	5/25/04	$14.58	4,666

Stephen J. Beshara	11/21/03	$12.99	46,667
5/3/05	$11.95	40,000